                                                                    EXHIBIT 99.4


                              CLASS B COMMON STOCK
                             SUBSCRIPTION AGREEMENT


                                 BY AND BETWEEN


                            CHEVRONTEXACO CORPORATION


                                       AND


                                 STANFORD, INC.





                             DATED: NOVEMBER 9, 2001

                             SUBSCRIPTION AGREEMENT

         This SUBSCRIPTION AGREEMENT (this "AGREEMENT") is entered into on November 9, 2001, by and between Stanford, Inc., a Delaware corporation (the "COMPANY") and ChevronTexaco Corporation, a Delaware corporation (the "BUYER").

         WHEREAS, the Buyer desires to purchase from the Company, and the Company desires to sell to the Buyer, the Securities (as defined herein), in accordance with the terms and conditions of this Agreement; and

         WHEREAS, this Agreement is being entered into in connection with the Merger Agreement (as defined herein).

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         "ACTION" means any action, lawsuit, proceeding, hearing, notice, investigation, mediation, arbitration, complaint, claim or demand.

         "AFFILIATE" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with another Person.

         "AGREEMENT" is defined in the preamble.

         "BUYER" is defined in the preamble.

         "CHEVRON" means Chevron U.S.A. Inc., a Pennsylvania corporation.

         "CLASS A COMMON STOCK" means the Class A Common Stock, par value $0.01 per share, of the Company.

         "CLASS B COMMON STOCK" means the Class B Common Stock, par value $0.01 per share, of the Company.

         "CLOSING" is defined in Section 2.3.

         "CLOSING DATE" is defined in Section 2.3.

         "COMMON STOCK" means the Class A Common Stock and the Class B Common Stock.

         "COMPANY" is defined in the preamble.

         "DYNEGY" means Dynegy Inc., an Illinois corporation.

         "ENRON" is defined in Section 2.5.

         "ENRON MATERIAL ADVERSE EFFECT" is defined in the Merger Agreement.

         "GOVERNMENTAL AUTHORITY" means any governmental or regulatory authority or agency, court or similar entity.

         "MERGER" means the mergers contemplated by the Merger Agreement.

         "MERGER AGREEMENT" means the Agreement and Plan of Merger, dated as of the date hereof, among the Company, Dynegy, Enron and certain other entities.

         "NOTICE OF NON-FUNDING" is defined in Section 2.5.

         "PERSON" means a natural person, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date hereof, between the Company and Chevron.

         "PURCHASE PRICE" means $1,000,000,000.00.

         "SECURITIES" is defined in Section 2.1.

         "SERIES A WARRANT" means the Series A Warrant of the Company, substantially in the form attached hereto as Exhibit A.

         "SERIES B WARRANT" means the Series B Warrant of the Company, substantially in the form attached hereto as Exhibit B.

         "SERIES C WARRANT" means the Series C Warrant of the Company, substantially in the form attached hereto as Exhibit C.

         "STOCKHOLDER AGREEMENT" means the Stockholder Agreement dated the date hereof among the Company, Dynegy, Enron and Chevron.

         "SHARES" means the number of shares of Class B Common Stock that is equal to the quotient of the Purchase Price divided by the lesser of (i) $32.83 or (ii) the average of the closing prices on the New York Stock Exchange, Inc. of the Class A Common Stock of Dynegy over the five consecutive trading days ending immediately prior to one business day prior to the Effective Time (as such term is defined in the Merger Agreement).

         "WARRANTS" means the Series A Warrant, the Series B Warrant and the Series C Warrant.

         "WARRANT NOTICE" means the notice of Buyer to the Company, substantially in the form attached hereto as Exhibit D.

                                   ARTICLE II
                                  SUBSCRIPTION

         2.1 PURCHASE AND SALE OF SECURITIES. On and subject to the terms and conditions of this Agreement, Buyer agrees to buy and the Company agrees to issue and deliver to the Buyer, the following securities (the "Securities") for the consideration specified in this Article 2:

         (a) the Shares;

         (b) the Series A Warrant;

         (c) the Series B Warrant; and

         (d) the Series C Warrant if the Warrant Notice is issued in accordance with Section 6.8 on or prior to the Closing Date.

         2.2 PURCHASE PRICE. The Buyer agrees to pay to the Company the Purchase Price in cash at the Closing.

         2.3 THE CLOSING. The closing of the purchase and sale of the Securities (the "CLOSING") shall take place immediately after the closing of the Mergers at the same place as the closing of the Mergers, subject to the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions to take place at the Closing (other than conditions with respect to actions the respective parties will take at the Closing itself). The date of the Closing is referred to as the "CLOSING DATE."

         2.4 DELIVERIES AT THE CLOSING. At the Closing:

                  (a) the Company will deliver to the Buyer the stock certificates representing the Shares and the Warrants duly registered in the name of Buyer; and

                  (b) the Buyer will deliver to the Company the Purchase Price by wire transfer of immediately available funds.

         2.5 NOTICE OF NON-FUNDING. If Buyer determines not to consummate the purchase of the Securities as a result of an Enron Material Adverse Effect as described in Schedule 2.5, then Buyer must deliver a notice (a "NOTICE OF NON-FUNDING") to the Company to that effect. Buyer's right to deliver a Notice of Non-Funding will terminate on the fifth day before the expected closing date of the Merger based on public announcements by authorized representatives of Dynegy and Enron Corp. ("ENRON").

         2.6 LIMITATION ON EXERCISE OF WARRANTS AND ISSUANCE OF WARRANT NOTICE. Notwithstanding anything to the contrary set forth in any Warrant, Buyer will not, and may not, exercise any or all of the Warrants if, but only for so long as, such exercise would result in a breach of Section 3.1(c) of the Stockholder Agreement (a "FORBEARANCE"); provided, however, that (i) upon the occurrence of any Forbearance, the Expiration Time (as defined in the Warrants) will be automatically extended for a period of time equal to the period of any Forbearance (any successive Forbearances will likewise extend the Expiration
Time), (ii) if a Forbearance would
prohibit the exercise of the Series C Warrant pursuant to and in accordance with its terms (the "MANDATORY EXERCISE"), the Buyer will be relieved of such obligation only for so long as such Forbearance is in existence and only with respect to that portion of the Mandatory Exercise that would cause a Forbearance (for the avoidance of doubt, the Mandatory Exercise must be exercised by Buyer to the maximum extent possible without causing a Forbearance), and (iii) if a Notice of Settlement (as defined in the Warrants) is required to be issued in connection with a previously issued Notice of Commitment (as defined in the Warrants), a Forbearance will not alter or delay the deemed establishment of the Exercise Price (as defined in the Warrants) pursuant to Section 3 of the Series B Warrant and/or the Series C Warrant but the Settlement Date (as defined in the Warrants) will be extended in accordance with clause (i) above. Furthermore, the Warrant Notice contemplated under the Series C Warrant may not be issued by the Buyer, without the prior written consent of the Company, if the issuance thereof would cause a Forbearance. If Buyer should transfer any Warrants in accordance with the terms of this Agreement and such Warrants, Buyer and the Company agree that as a condition to transfer proper provision shall be made such that the rights and obligations of the parties under this section shall be binding upon and inure to the benefit of such transferee.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Buyer that the statements contained in this Article III are correct and complete as of the date of this Agreement (unless stated to relate to a specific date, in which case such representations and warranties shall be correct and complete as of such specific date) and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III unless stated to relate to a specific date in which case such representations and warranties shall be correct and complete as of such specific date).

         3.1 ORGANIZATION OF THE COMPANY. The Company is a corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

         3.2 DUE AUTHORIZATION. The execution, delivery, and performance by the Company of this Agreement:

                  (a) has been duly authorized by all necessary internal action and does not require any consent, waiver, approval, order, authorization or permit of, or registration, filing with or notification to any Person;

                  (b) does not conflict with or result in any material violation of or the material breach of or constitute a material default (with notice or lapse of time or both) under, or give rise to any right of termination, purchase, first refusal, cancellation or acceleration or guaranteed payments or a loss of a material benefit under any material order or judgment of any Governmental Authority or any law or regulation, or any material note, lease, mortgage, license, agreement or other instrument or obligation to which the Company is a party or by which it or its properties or assets may be bound; and

                  (c) does not conflict with or result in any violation of or the breach of or constitute a default (with notice or lapse of time or both) under, or give rise to any right of termination, purchase, first refusal, cancellation or acceleration or guaranteed payments or a loss of a material benefit under, any of the Company's organizational documents.

         3.3 DUE EXECUTION. This Agreement has been duly executed and delivered by a duly authorized officer of the Company.

         3.4 LEGAL, VALID AND BINDING OBLIGATIONS. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally and by general principles of equity.

         3.5 NO LITIGATION. There is no pending or, to the knowledge of the Company, threatened action or proceeding before any court or other governmental entity, or arbitrator by or against, or involving the Company or its Affiliates, which questions or challenges the validity or enforceability of this Agreement or any action taken or to be taken by the Company pursuant to this Agreement or in connection with the transactions contemplated hereby.

         3.6 BROKERS' FEE. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated hereby for which the Buyer could become liable.

         3.7 ORGANIZATIONAL DOCUMENTS. True and correct copies of the Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company have heretofore been delivered by the Company to the Buyer.

         3.8 CAPITALIZATION. At the Closing, the authorized capital stock of the Company will consist of 2,000,000,000 shares of Class A Common Stock, 800,000,000 shares of Class B Common Stock and 200,000,000 shares of preferred stock, par value $0.01 per share. Except as set forth in or as contemplated by the Merger Agreement or the related Dynegy Disclosure Letter or the Enron Disclosure Letter, there are no outstanding subscriptions, options, rights, warrants, convertible securities, stock appreciation rights, phantom equity, or other agreements or commitments obligating the Company to issue, transfer, sell, redeem, repurchase or otherwise acquire any shares of its capital stock of any class.

         3.9 THE SECURITIES. The Shares to be issued and sold by the Company to the Buyer hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein will be duly and validly issued and fully paid and nonassessable. The shares of Class B Common Stock issuable upon exercise of each of the Warrants and delivered against payment therefor as provided herein will, upon such exercise, be duly and validly issued and fully paid and nonassessable.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

         The Buyer represents and warrants to the Company that the statements contained in this Article IV are correct and complete as of the date of this Agreement (unless stated to relate to a specific date, in which case such representations and warranties shall be correct and complete as of such specific date) and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV unless stated to relate to a specific date, in which case such representations and warranties shall be correct and complete as of such specific date).

         4.1 ORGANIZATION OF BUYER. The Buyer is a corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

         4.2 DUE AUTHORIZATION. The execution, delivery, and performance by the Buyer of this Agreement:

                  (a) has been duly authorized by all necessary internal action and does not require any consent, waiver, approval, order, authorization or permit of or registration, filing with or notification to any Person; and

                  (b) does not conflict with or result in any violation of or the breach of or constitute a default (with notice or lapse of time or both) under, the Buyer's organizational documents, any order or judgment of any Governmental Authority or any law or regulation applicable to Buyer.

         4.3 DUE EXECUTION. This Agreement has been duly executed and delivered by a duly authorized officer of the Buyer.

         4.4 LEGAL, VALID AND BINDING OBLIGATIONS. This Agreement constitutes the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally and by general principles of equity.

         4.5 NO LITIGATION. There is no pending or, to the knowledge of the Buyer, threatened action or proceeding before any court or other governmental entity, or arbitrator by or against, or involving Buyer or its Affiliates, which questions or challenges the validity or enforceability of this Agreement or any action taken or to be taken by Buyer pursuant to this Agreement or in connection with the transactions contemplated hereby.

         4.6 BROKERS' FEES. The Buyer does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated hereby for which the Company could become liable.

         4.7 SECURITIES LAWS. The Buyer:

                  (a) has been furnished with such information about the Company and the Securities as it has requested and with such information as necessary to comply with any and all applicable securities laws;

                  (b) has made its own independent inquiry and investigation into, and based thereon, has formed an independent judgment concerning the Company and the Securities;

                  (c) has adequate means of providing for its current needs and possible contingencies and is able to bear the economic risks of this investment and has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such loss should occur;

                  (d) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company;

                  (e) is an "accredited" investor within the meaning of "accredited investor" under Regulation D of the Securities Act of 1933, as currently in effect;

                  (f) is not an underwriter or dealer; and

                  (g) is not acquiring the Securities with a view to distribution.

                                   ARTICLE V
                        CONDITIONS TO OBLIGATION TO CLOSE

         5.1 CONDITIONS TO OBLIGATION OF THE BUYER. The obligation of the Buyer to consummate the transactions contemplated by this Agreement and to perform its obligations under this Agreement in connection with the Closing is subject to satisfaction of the following conditions:

                  (a) the representations and warranties set forth in Article 3 shall be true and correct in all material respects, except for those representations and warranties contained in Section 3.9, which shall be true and correct in all respects, at and as of the Closing Date; and the Buyer shall have received a certificate from a duly authorized officer of the Company as to the satisfaction of this condition;

                  (b) the Company shall have performed and complied with all of its covenants hereunder in all material respects prior to the Closing; and the Buyer shall have received a certificate from a duly authorized officer of the Company as to the satisfaction of this condition;

                  (c) the Company will be prepared to make the deliveries contemplated by Section 2.4;

                  (d) the Buyer shall have received a certificate from the secretary of the Company, certifying that the proposed Restated Certificate of Incorporation and Amended and

         Restated Bylaws of the Company have not been amended since the date of their filing as contemplated by Section 6.5; and

                  (e) the Stockholder Agreement and the Registration Rights Agreement shall be in full force and effect.

         The Buyer may waive any condition specified in this Section 5.1 if it executes a writing expressly so stating at or prior to the Closing.

         5.2 CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to consummate the transactions contemplated hereby and to perform its obligations under this Agreement in connection with the Closing is subject to satisfaction of the following conditions:

                  (a) the representations and warranties set forth in Article 4 shall be true and correct in all material respects at and as of the Closing Date;

                  (b) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects prior to the Closing; and the Company shall have received a certificate from a duly authorized officer of the Buyer as to the satisfaction of this condition; and

                  (c) the Buyer will be prepared to tender the Purchase Price against receipt of the Securities.

         The Company may waive any condition specified in this Section 5.2 if it executes a writing expressly so stating at or prior to the Closing.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 TERMINATION OF AGREEMENT. If a Notice of Non-Funding is issued, this Agreement (other than Article VI) shall automatically terminate and all rights and obligations of the parties hereunder shall terminate without any liability of any party to any other party.

         6.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each representation, warranty and covenant of the parties contained in this Agreement shall survive the Closing.

         6.3 WAIVER OF COMPLIANCE; AMENDMENTS; CONSENTS. Any failure of a party to comply with any obligation, covenant, agreement, or condition herein may be waived by the other party; provided, however, that any such waiver may be made only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. This Agreement may be amended, modified, or supplemented only by written agreement between the Company and the Buyer. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 6.3, with appropriate notice in accordance with Section 6.8.

         6.4 ASSIGNMENT; THIRD PARTY BENEFICIARIES. This Agreement and all of the provisions hereof shall be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the parties hereto, and their respective successors and assigns any right, remedy, or claim under or by reason of this Agreement or any provision herein contained. The Buyer has the right to assign (and each successive assignee may further assign) its rights and obligations under this Agreement only to a Permitted Transferee, as such term is defined in Section 3 of Article Fourth, Division B of the Company's Restated Certificate of Incorporation, or a disposition of any of the Buyer's shares of the Company effected pursuant to the Stockholder Agreement, which such transferee by acceptance of such assignment shall be deemed to assume all liabilities, indebtedness and obligations included in the rights assigned. The Company may not assign its rights or obligations under this Agreement.

         6.5 FILINGS. On or before the Closing Date, the Company will (i) file its Restated Certificate of Incorporation, in the form attached as Exhibit 2.1(a) to the Merger Agreement with the Secretary of State of the State of Delaware and (ii) adopt its Amended and Restated Bylaws, in the form attached as
Exhibit 2.1(b) to the Merger Agreement.

         6.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Delaware (without regard to its conflicts of law doctrines).

         6.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become a binding agreement when one or more of the counterparts have been signed by each of the parties and delivered to the other party.

         6.8 NOTICES. All notices or communications hereunder shall be in writing (including facsimile or similar writing) addressed as follows:

         If to the Company:

         Stanford, Inc.
         1000 Louisiana Street
         Suite 6700
         Houston, TX 77002
         Attention:  Kenneth E. Randolph
         Tel:   (713) 507-6400
         Fax:  (713) 507-6806
         with a copy to (such copy not to constitute notice):

         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         1900 Pennzoil Place, South Tower
         711 Louisiana Street
         Houston, TX 77002
         Attention:  Robert B. Allen
         Tel: (713) 220-5800
         Fax: (713) 236-0822

         If to the Buyer:

         ChevronTexaco Corporation
         575 Market Street
         San Francisco, CA 94109
         Attention:  Harvey D. Hinman, Esq.
         Tel:  (415) 894-3232
         Fax:  (415) 894-6017

         with a copy to (such copy not to constitute notice):

         Terry Michael Kee, Esq. and
         Rodney R. Peck, Esq.
         Pillsbury Winthrop LLP
         50 Fremont Street
         Post Office Box 7880
         San Francisco, CA 94120-7880
         Tel:  (415)  983-1000
         Fax:  (415)  983-1200

Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile, (ii) one business day after being deposited with a next-day courier, postage prepaid, or
(iii) three business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

         6.9 HEADINGS. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         6.10 ENTIRE AGREEMENT. This Agreement and the documents expressly referenced herein embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         6.11 SEVERABILITY. If any one or more provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or, unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         6.12 FURTHER ASSURANCES. Each party to this Agreement agrees to execute such documents or instruments, and to take such action, as the other party may reasonably request after the date hereof in order to effectuate and perfect the agreements contemplated hereby.


                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                         STANFORD, INC.


                                         By: /s/ HUGH A. TARPLEY
                                         -----------------------
                                         Name: Hugh A. Tarpley
                                         Title: Executive Vice President


                                         CHEVRONTEXACO CORPORATION


                                         By: /s/ RICHARD P. COHAGAN
                                         ---------------------------
                                         Name: Richard P. Cohagan
                                         Title: Attorney-in-Fact

                                                                       EXHIBIT A



                                SERIES A WARRANT



                                  See attached

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO STANFORD, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS.

                                SERIES A WARRANT

No. A-1                                                                [    ](1)

                    To Purchase $500,000,000.00 of Shares of
                             Class B Common Stock of
                         Stanford, Inc. (the "COMPANY")

1. NUMBER OF SHARES; EXERCISE PRICE; TERM. This certifies that ChevronTexaco Corporation (the "WARRANTHOLDER") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time
         on or prior to 11:59 Central Time, on [    ](2) (the "EXPIRATION
         TIME"), but not thereafter, to acquire from the Company $500,000,000.00 (FIVE HUNDRED MILLION DOLLARS AND NO CENTS) of fully paid and nonassessable shares ("SHARES") of Class B Common Stock, par value $0.01 per share, ("CLASS B COMMON STOCK") of the Company, at a purchase price of $34.55 as may be adjusted pursuant to Section 11 (the "EXERCISE PRICE"). The Class B Common Stock together with the Class A Common Stock, par value $0.01 per share (the "CLASS A COMMON STOCK") are referred to herein as the "COMMON STOCK." The number of Shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "COMMON STOCK" and "EXERCISE PRICE" are subject to adjustment as provided herein, and all references to "COMMON STOCK" and "EXERCISE PRICE" herein shall be deemed to include any such adjustment or series of adjustments.

2. EXERCISE OF WARRANT; MINIMUM EXERCISE. The purchase right represented by this Warrant is exercisable by the Warrantholder in increments of $100,000,000.00 of Shares (or in whole if less than $100,000,000.00 of
         Shares) at any time prior to the Expiration Time by the surrender of this Warrant and Notice of Exercise attached hereto as Annex I, all duly completed and executed on behalf of the Warrantholder, at the office of the Company in Houston, Texas (or such other office or agency of the Company as it may

--------------
(1)  Warrant to be dated as of the closing of the merger.

(2)  Fill in date that is two years from the signing of the Merger Agreement.

         designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company). Thereupon, the Warrantholder as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate in proper form representing the number of Shares so purchased, and a new Warrant in substantially identical form and dated as of the date of such exercise for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject hereto and the number of Shares as to which this Warrant is so exercised.

3. ISSUANCE OF SHARES. Certificates for Shares purchased hereunder shall be delivered to the Warrantholder within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company hereby represents and warrants that all Shares issued upon the exercise of this Warrant and delivered against payment therefore as provided herein will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Warrantholder as the holder of the Warrant or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that the Shares so issued shall be and shall for all purposes be deemed to have been issued to the Warrantholder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised in accordance with the terms hereof.

4. NO FRACTIONAL SHARES OR SCRIP. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder as the holder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the excess of the closing sale price for the Class A Common Stock on the principal national securities exchange on which the Class A Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing bid price of the Class A Common Stock as reported by The Nasdaq National Market, or other similar organization if The Nasdaq National Market is no longer reporting such information, on the date on which the Warrantholder tenders the Exercise Price, for such fractional Share above the Exercise Price for such fractional share.

5. NO RIGHTS AS STOCKHOLDERS. This Warrant does not entitle the Warrantholder as a holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

6. CHARGES, TAXES AND EXPENSES. Certificates for Shares issued upon exercise of this Warrant shall be issued in the name of the Warrantholder as the holder of this Warrant. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

7. NO TRANSFER. This Warrant and any rights hereunder are not transferable by the Warrantholder, except that this Warrant may be transferred to a Permitted Transferee, as such term is defined in Section 3 of Article Fourth, Division B of the Company's Restated Certificate of Incorporation, or in connection with a disposition of any of Warrantholder's shares in the Company effected pursuant to the provisions of the Stockholder Agreement, dated as of November 9, 2001, among the Company, Dynegy Inc., an Illinois corporation, Enron Corp., an Oregon corporation, and the Warrantholder.

8. REGISTRY OF WARRANT. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation and reissuance, in lieu of this Warrant.

10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

11. ADJUSTMENTS AND TERMINATION OF RIGHTS. The Exercise Price is subject to adjustment from time to time as follows:

         (a) MERGER OR CONSOLIDATION. If at any time there shall be a merger or a consolidation of the Company with or into another corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Warrantholder as the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the Warrantholder as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Warrantholder as the holder of this Warrant after the merger or consolidation. This provision shall apply to successive mergers or consolidations.

         (b) RECLASSIFICATION, RECAPITALIZATION, ETC. If the Company at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding Common Stock, or otherwise change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change, and the Exercise Price shall be adjusted accordingly.

         (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

         (d) COMMON STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend. This Section 11(d) shall apply only if and to the extent that, at the time of such event, this Warrant is then exercisable for Class B Common Stock.

         (e) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Exercise Price pursuant to Section 11(c) or (d), the number of Shares purchasable hereunder shall be adjusted, to the nearest whole Share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Exercise Price immediately after such adjustment. Any provision of this Section 11(e) to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

12. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number or type of securities issuable hereunder shall be adjusted pursuant to
         Section 11, the Company shall, upon the Warrantholder's written request, issue and provide to the Warrantholder as the holder of this Warrant a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment.

13. GOVERNING LAW. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

14. ATTORNEYS' FEES. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

15. AMENDMENTS. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder as the holder hereof.

16. NOTICE. All notices hereunder shall be in writing and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (b) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (c) five business days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder as the holder set forth in the registry maintained by the Company pursuant to Section 8, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder as holder may designate by ten-day advance written notice.

17. ENTIRE AGREEMENT. This Warrant, the forms attached hereto, and the Subscription Agreement, dated as of November 9, 2001, between the Company and the Warrantholder, including the terms and conditions set forth therein, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  [              ](3)

                                                   STANFORD, INC.


                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:

--------------
(3)  Warrant to be dated as of the closing of the merger.


                             WARRANT SIGNATURE PAGE

                                                                         ANNEX I

                               NOTICE OF EXERCISE


                               [DATE OF EXERCISE]


Stanford, Inc.
1000 Louisiana Street
Suite 6700
Houston, Texas 77002

Dear Sirs:

         ChevronTexaco Corporation ("CHEVRON") hereby irrevocably elects to exercise the right represented by the Series A Warrant, Certificate No. A-1 of
Stanford, Inc. ("STANFORD") dated [        ](4) (the "WARRANT") to purchase
[        ](5) shares of Class B Common Stock, par value $0.01 per share, of
Stanford, which is the result of $[        ](6) divided by the Exercise Price of
$[        ],(7) and hereby makes payment of $[        ](8) by wire transfer to
an account designated by Stanford all in accordance with Section 2 of the Warrant. Chevron requests that a certificate representing such securities and
payment for fractional shares, if any, be delivered to Chevron at [        ](9).


                                                   CHEVRONTEXACO CORPORATION


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

--------------
(4)  Warrant to be dated as of the closing of the merger.

(5)  Insert number of Shares.

(6)  This Warrant must be exercised in increments of $100.0 million of Shares.

(7)  Insert Exercise Price, as adjusted.

(8)  Insert dollar amount of Shares purchased.

(9) Insert delivery address for certificate(s) and cash in lieu of fractional shares.

                               NOTICE OF EXERCISE

                                                                       EXHIBIT B



                                SERIES B WARRANT



                                  See attached

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO STANFORD, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS.

                                SERIES B WARRANT

No. B-1                                                                [    ](1)

                    To Purchase $500,000,000.00 of Shares of
                             Class B Common Stock of
                                 Stanford, Inc.

1. DEFINITIONS. Unless otherwise stated herein or the context otherwise requires, the terms defined in Section 1 have the following meanings:

         "AVERAGE CLOSING PRICE" means the average of the closing sale prices for a share of the Class A Common Stock for a specified period on the principal national securities exchange on which the Class A Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing bid price of the Class A Common Stock as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price of the Class A Common Stock as determined by the Board of Directors of the Company.

         "CLASS A COMMON STOCK" means the Class A Common Stock, par value $0.01 per share, of the Company.

         "CLASS B COMMON STOCK" means the Class B Common Stock, par value $0.01 per share, of the Company.

         "COMMON STOCK" means the Class A Common Stock and the Class B Common Stock.

         "COMMITMENT DATE" means each date on which the Warrantholder commits to exercise its rights hereunder to purchase Shares.

-----------
(1)  Warrant to be dated as of the closing of the merger.

         "COMPANY" means Stanford, Inc.

         "EXERCISE PRICE" means the lower of (i) the Average Closing Price for the five days immediately preceding a Commitment Date and (ii) the Average Closing Price for the five days immediately preceding the date on which the Warrantholder tenders a Notice of Settlement, as may be adjusted pursuant to Section 12.

         "EXPIRATION TIME" means [        ](2).

         "NOTICE OF COMMITMENT" means the written notice of Warrantholder to the Company stating the amount of Shares for which the Warrantholder is committing to purchase on a Settlement Date, substantially in the form of the attached Annex I.

         "NOTICE OF SETTLEMENT" means the written notice of Warrantholder to the Company stating the date on which Warrantholder will tender the Exercise Price for the Shares relating to any given Notice of Commitment, substantially in the form of the attached Annex II.

         "SETTLEMENT DATE" means each date designated by the Warrantholder as the day on which it will tender the Exercise Price in exchange for the Shares that it committed to purchase on a Commitment Date; provided, however, that such date must be within 366 days of such Commitment Date.

         "SHARES" means $500,000,000.00 (FIVE HUNDRED MILLION DOLLARS AND NO CENTS) of fully paid and nonassessable shares of Class B Common Stock.

         "WARRANTHOLDER" means ChevronTexaco Corporation.

2. NUMBER OF SHARES; EXERCISE PRICE; TERM. This certifies that the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or prior to 11:59 Central Time, on the Expiration Time, but not thereafter, to commit irrevocably to acquire from the Company the Shares, at the Exercise Price in one or more installments. The number of Shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "COMMON STOCK" and "EXERCISE PRICE" are subject to adjustment as provided herein, and all references to "COMMON STOCK" and "EXERCISE PRICE" herein shall be deemed to include any such adjustment or series of adjustments.

3. EXERCISE OF WARRANT; MINIMUM COMMITMENT; SETTLEMENT DATE. The purchase right represented by this Warrant is exercisable by the Warrantholder in increments of $100,000,000.00 of Shares at any time from the date hereof and prior to the Expiration Time by the tender of a Notice of Commitment, all duly completed and executed on behalf of the Warrantholder, at the office of the Company in Houston, Texas (or such

-----------
(2) Insert date that is one year from the closing of the merger unless Chevron has committed, as of the closing, to purchase an additional $500.0 million of Stanford Class B Common Stock pursuant to the Series C Warrant, in which case, insert date that is two years from the closing of the merger.

         other office or agency of the Company as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company). By acceptance hereof by the Warrantholder, within one year of each Notice of Commitment, the Warrantholder shall tender this Warrant and a Notice of Settlement, all duly completed and executed on behalf of the Warrantholder, at the office of the Company in Houston, Texas (or such other office or agency of the Company as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company) at least 24 hours prior to a Settlement Date, indicating to which Notice of Commitment such Notice of Settlement applies. Thereupon, the Warrantholder as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate in proper form representing the number of Shares so purchased, and a new Warrant in substantially identical form and dated as of the date of such exercise for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject hereto and the number of Shares as to which this Warrant is so exercised. If the Warrantholder fails to tender a Notice of Settlement for any Notice of Commitment and a year has elapsed from the Company's receipt of such Notice of Commitment, the Notice of Settlement relating to such Notice of Commitment shall be deemed to be received one year from the date of such Notice of Commitment, and the corresponding Notice of Settlement shall be deemed to occur the following business day. Nothing herein, however, shall require that the Warrantholder settle the Notice of Commitments, if more than one, in any particular order.

4. ISSUANCE OF SHARES. Certificates for Shares purchased hereunder shall be delivered to the Warrantholder within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company hereby represents and warrants that all Shares issued and delivered against payment therefore as provided herein upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Warrantholder as the holder of the Warrant or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that the Shares so issued shall be and shall for all purposes be deemed to have been issued to the Warrantholder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof.

5. NO FRACTIONAL SHARES OR SCRIP. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder as the holder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Closing Price on the Settlement Date for such fractional Share above the Exercise Price for such fractional share

6. NO RIGHTS AS STOCKHOLDERS. This Warrant does not entitle the Warrantholder as a holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

7. CHARGES, TAXES AND EXPENSES. Certificates for Shares issued upon exercise of this Warrant shall be issued in the name of the Warrantholder as the holder of this Warrant. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8. NO TRANSFER. This Warrant and any rights hereunder are not transferable by the Warrantholder, except that this Warrant may be transferred to a Permitted Transferee, as such term is defined in Section 3 of Article Fourth, Division B of the Company's Restated Certificate of Incorporation, or in connection with a disposition of any of Warrantholder's shares in the Company effected pursuant to the provisions of the Stockholder Agreement, dated as of November 9, 2001, among the Company, Dynegy Inc., an Illinois corporation, Enron Corp., an Oregon corporation, and the Warrantholder.

9. REGISTRY OF WARRANT. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation and reissuance, in lieu of this Warrant.

11. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

12. ADJUSTMENTS AND TERMINATION OF RIGHTS. This Warrant and the Exercise Price thereof are subject to adjustment from time to time as follows:

         (a) MERGER OR CONSOLIDATION. If at any time there shall be a merger or a consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Warrantholder as the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the Warrantholder as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Warrantholder as the holder of this Warrant after the merger or consolidation. This provision shall apply to successive mergers or consolidations.

         (b) RECLASSIFICATION, RECAPITALIZATION, ETC. If the Company at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change, and the Exercise Price shall be adjusted accordingly.

         (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, any Exercise Price component that has been determined shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

         (d) COMMON STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in shares of Common Stock, then any Exercise Price component that has been determined shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction
                  (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend. This Section 12(d) shall apply only if and to the extent that, at the time of such event, this Warrant is then exercisable for Class B Common Stock.

         Any provision of this Section 12 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

13. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number or type of securities issuable hereunder shall be adjusted pursuant to
         Section 12, the Company shall, upon the Warrantholder's written request, issue and provide to the Warrantholder as the holder of this Warrant a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment.

14. GOVERNING LAW. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

15. ATTORNEYS' FEES. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

16. AMENDMENTS. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder as the holder hereof.

17. NOTICE. All notices hereunder shall be in writing and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (b) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (c) five business days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder as the holder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder as holder may designate by ten-day advance written notice.

18. ENTIRE AGREEMENT. This Warrant and the forms attached hereto, and the Subscription Agreement, dated November 9, 2001, between the Company and the Warrantholder, including the terms and conditions set forth therein, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  [               ](3)

                                                      STANFORD, INC.


                                                      By:
                                                         -----------------------
                                                      Name:
                                                      Title:

-----------
(3)  Warrant to be dated as of the closing of the merger.


                             WARRANT SIGNATURE PAGE

                                                                         ANNEX I

                              NOTICE OF COMMITMENT


                                     [DATE]


Stanford, Inc.
1000 Louisiana Street
Suite 6700
Houston, Texas 77002

Dear Sirs:

         ChevronTexaco Corporation ("CHEVRON") hereby irrevocably commits to exercise a right represented by the Series B Warrant, Certificate No. B-1 of
Stanford, Inc. ("STANFORD") dated [        ](4) (the "WARRANT") to purchase
$[        ](5) of shares of Class B Common Stock, par value $0.01 per share, of
Stanford (and pay the amount contemplated thereby). Chevron further agrees to tender a Notice of Settlement relating to this Notice of Commitment and setting forth the exercise price and number of shares to be purchased within one year from the date of hereof.


                                                    CHEVRONTEXACO CORPORATION


                                                    By:
                                                       -------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                          ----------------------

-----------
(4)  Warrant to be dated as of the closing of the merger.

(5)  This Warrant must be exercised in increments of $100.0 million of Shares.


                              NOTICE OF COMMITMENT

                                                                        ANNEX II

                              NOTICE OF SETTLEMENT


                                     [DATE]


Stanford, Inc.
1000 Louisiana Street
Suite 6700
Houston, Texas 77002

Dear Sirs:

         This Notice of Settlement relates to that certain Notice of Commitment of ChevronTexaco Corporation ("CHEVRON") dated ____________.

         Chevron hereby irrevocably exercises the right represented by the Series B Warrant, Certificate No. B-1 of Stanford, Inc. ("STANFORD") dated
[        ](6) (the "WARRANT") to purchase [        ](7) shares of Class B Common
Stock, par value $0.01 per share, of Stanford, which is the result of
$[        ](8) divided by the Exercise Price of $[        ](9), and hereby
agrees to make payment of $[        ](10) by wire transfer by 12:00 p.m.,
Eastern Standard Time, on [        ](11) to an account designated by Stanford
all in accordance with Section 3 of the Warrant. Chevron requests that a certificate representing such securities and payment for fractional shares, if
any, be delivered to Chevron at [        ](12).

                                                   CHEVRONTEXACO CORPORATION


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

-----------
(6)   Warrant to be dated as of the closing of the merger.

(7)   Insert number of Shares.

(8)   This Warrant must be exercised in increments of $100.0 million of Shares.

(9)   Insert Exercise Price, as adjusted.

(10)  Insert dollar amount of Shares purchased.

(11)  Insert Settlement Date.

(12) Insert delivery address for certificate(s) and cash in lieu of fractional shares.


                              NOTICE OF SETTLEMENT

                                                                       EXHIBIT C



                                SERIES C WARRANT



                                  See attached

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO STANFORD, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS.

                                SERIES C WARRANT

No. C-1                                                                [    ](1)

                    To Purchase $500,000,000.00 of Shares of
                             Class B Common Stock of
                                 Stanford, Inc.

1. DEFINITIONS. Unless otherwise stated herein or the context otherwise requires, the terms defined in Section 1 have the following meanings:

         "AVERAGE CLOSING PRICE" means the average of the closing sale prices for a share of the Class A Common Stock for a specified period on the principal national securities exchange on which the Class A Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing bid price of the Class A Common Stock as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price of the Class A Common Stock as determined by the Board of Directors of the Company.

         "CLASS A COMMON STOCK" means the Class A Common Stock, par value $0.01 per share, of the Company.

         "CLASS B COMMON STOCK" means the Class B Common Stock, par value $0.01 per share, of the Company.

         "COMMON STOCK" means the Class A Common Stock and the Class B Common Stock.

         "COMMITMENT DATE" means each date on which the Warrantholder commits to purchase Shares hereunder.

         "COMPANY" means Stanford, Inc.

-----------
(1)  Warrant to be dated as of the closing of the merger.

         "EXERCISE PRICE" means the lower of (i) the Average Closing Price for the five days immediately preceding a Commitment Date and (ii) the Average Closing Price for the five days immediately preceding the date on which the Warrantholder tenders a Notice of Settlement, as may be adjusted pursuant to Section 12.

         "EXPIRATION TIME" means [        ](2).

         "NOTICE OF COMMITMENT" means the written notice of Warrantholder to the Company stating the amount of Shares for which the Warrantholder is committing to purchase on a Settlement Date, substantially in the form of the attached Annex I.

         "NOTICE OF SETTLEMENT" means the written notice of Warrantholder to the Company stating the date on which Warrantholder will tender the Exercise Price for the Shares relating to any given Notice of Commitment, substantially in the form of the attached Annex II.

         "SETTLEMENT DATE" means each date designated by the Warrantholder as the day on which it will tender the Exercise Price in exchange for the Shares that it committed to purchase on a Commitment Date; provided, however, that such date must be within 366 days of such Commitment Date.

         "SHARES" means $500,000,000.00 (FIVE HUNDRED MILLION DOLLARS AND NO CENTS) of fully paid and nonassessable shares of Class B Common Stock.

         "WARRANTHOLDER" means ChevronTexaco Corporation.

2. NUMBER OF SHARES; EXERCISE PRICE; TERM. This certifies that the Warrantholder is obligated, upon the terms and subject to the conditions hereinafter set forth, at any time on or prior to 11:59 Central Time, on the Expiration Time, but not thereafter, to commit irrevocably to acquire from the Company the Shares, at the Exercise Price in one or more installments. The number of Shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "COMMON STOCK" and "EXERCISE PRICE" are subject to adjustment as provided herein, and all references to "COMMON STOCK" and "EXERCISE PRICE" herein shall be deemed to include any such adjustment or series of adjustments.

3. EXERCISE OF WARRANT; MINIMUM COMMITMENT; SETTLEMENT DATE. The purchase obligation represented by this Warrant is exercisable by the Warrantholder in increments of $100,000,000.00 of Shares at any time from the date hereof and prior to the Expiration Time by the tender of a Notice of Commitment, all duly completed and executed on behalf of the Warrantholder, at the office of the Company in Houston, Texas (or such other office or agency of the Company as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company). If the Warrantholder has not tendered a Notice of Commitment by the Expiration Time relating to all commitments hereunder, the Warrantholder shall be

-----------
(2)  Insert date that is one year from the closing of the merger.

         deemed to have tendered a Notice of Commitment with respect to any remaining commitments hereunder as of the Expiration Time. By acceptance hereof by the Warrantholder, within one year of each Notice of Commitment, the Warrantholder shall tender this Warrant and a Notice of Settlement, all duly completed and executed on behalf of the Warrantholder, at the office of the Company in Houston, Texas (or such other office or agency of the Company as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company) at least 24 hours prior to a Settlement Date, indicating to which Notice of Commitment such Notice of Settlement applies. Thereupon, the Warrantholder as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate in proper form representing the number of Shares so purchased, and a new Warrant in substantially identical form and dated as of the date of such exercise for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject hereto and the number of Shares as to which this Warrant is so exercised. If the Warrantholder fails to tender a Notice of Settlement for any Notice of Commitment and a year has elapsed from the Company's receipt of such Notice of Commitment, the Notice of Settlement relating to such Notice of Commitment shall be deemed to be received one year from the date of such Notice of Commitment, and the Notice of Settlement shall be deemed to occur the following business day. Nothing herein, however, shall require that the Warrantholder settle the Notice of Commitments, if more than one, in any particular order.

4. ISSUANCE OF SHARES. Certificates for Shares purchased hereunder shall be delivered to the Warrantholder within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company hereby represents and warrants that all Shares issued and delivered against payment therefore as provided herein upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Warrantholder as the holder of the Warrant or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that the Shares so issued shall be and shall for all purposes be deemed to have been issued to the Warrantholder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof.

5. NO FRACTIONAL SHARES OR SCRIP. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder as the holder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Closing Price on the Settlement Date for such fractional Share above the Exercise Price for such fractional share

6. NO RIGHTS AS STOCKHOLDERS. This Warrant does not entitle the Warrantholder as a holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

7. CHARGES, TAXES AND EXPENSES. Certificates for Shares issued upon exercise of this Warrant shall be issued in the name of the Warrantholder as the holder of this Warrant. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8. NO TRANSFER. This Warrant and any rights hereunder are not transferable by the Warrantholder, except that this Warrant may be transferred to a Permitted Transferee, as such term is defined in Section 3 of Article Fourth, Division B of the Company's Restated Certificate of Incorporation, or in connection with a disposition of any of Warrantholder's shares in the Company effected pursuant to the provisions of the Stockholder Agreement, dated as of November 9, 2001, among the Company, Dynegy Inc., an Illinois corporation, Enron Corp., an Oregon corporation, and the Warrantholder.

9. REGISTRY OF WARRANT. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation and reissuance, in lieu of this Warrant.

11. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

12. ADJUSTMENTS AND TERMINATION OF RIGHTS. This Warrant and the Exercise Price thereof are subject to adjustment from time to time as follows:

         (a) MERGER OR CONSOLIDATION. If at any time there shall be a merger or a consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Warrantholder as the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the Warrantholder as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Warrantholder as the holder of this Warrant after the merger or consolidation. This provision shall apply to successive mergers or consolidations.

         (b) RECLASSIFICATION, RECAPITALIZATION, ETC. If the Company at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change, and the Exercise Price shall be adjusted accordingly.

         (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, any Exercise Price component that has been determined shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

         (d) COMMON STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in shares of Common Stock, then any Exercise Price component that has been determined shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction
                  (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend. This Section 12(d) shall apply only if and to the extent that, at the time of such event, this Warrant is then exercisable for Class B Common Stock.

         Any provision of this Section 12 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

13. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number or type of securities issuable hereunder shall be adjusted pursuant to
         Section 12, the Company shall, upon the Warrantholder's written request, issue and provide to the Warrantholder as the holder of this Warrant a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment.

14. GOVERNING LAW. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

15. ATTORNEYS' FEES. In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

16. AMENDMENTS. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder as the holder hereof.

17. NOTICE. All notices hereunder shall be in writing and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (b) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (c) five business days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder as the holder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder as holder may designate by ten-day advance written notice.

18. ENTIRE AGREEMENT. This Warrant and the forms attached hereto, and the Subscription Agreement, dated November 9, 2001, between the Company and the Warrantholder, including the terms and conditions set forth therein, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  [               ](3)

                                                  STANFORD, INC.


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                  Title:



Agreed to and accepted as of the date hereof:

CHEVRONTEXACO CORPORATION



By:
   -------------------------
Name:
Title:

-----------
(3)  Warrant to be dated as of the closing of the merger.


                             WARRANT SIGNATURE PAGE

                                                                         ANNEX I

                              NOTICE OF COMMITMENT


                                     [DATE]


Stanford, Inc.
1000 Louisiana Street
Suite 6700
Houston, Texas 77002

Dear Sirs:

         ChevronTexaco Corporation ("CHEVRON") hereby irrevocably commits to exercise a right represented by the Series C Warrant, Certificate No. C-1 of
Stanford, Inc. ("STANFORD") dated [        ](4) (the "WARRANT") to purchase
$[        ](5) of shares of Class B Common Stock, par value $0.01 per share, of
Stanford (and pay the amount contemplated thereby). Chevron further agrees to tender a Notice of Settlement relating to this Notice of Commitment and setting forth the exercise price and number of shares to be purchased within one year from the date of hereof.


                                                    CHEVRONTEXACO CORPORATION


                                                    By:
                                                       -------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                          ----------------------

-----------
(4)  Warrant to be dated as of the closing of the merger.

(5)  This Warrant must be exercised in increments of $100.0 million of Shares.


                              NOTICE OF COMMITMENT

                                                                        ANNEX II


                              NOTICE OF SETTLEMENT


                                     [DATE]


Stanford, Inc.
1000 Louisiana Street
Suite 6700
Houston, Texas 77002

Dear Sirs:

         This Notice of Settlement relates to that certain Notice of Commitment of ChevronTexaco Corporation ("CHEVRON") dated ____________.

         Chevron hereby irrevocably exercises the right represented by the Series C Warrant, Certificate No. C-1 of Stanford, Inc. ("STANFORD") dated
[        ](6) (the "WARRANT") to purchase [        ](7) shares of Class B Common
Stock, par value $0.01 per share, of Stanford, which is the result of
$[        ](8) divided by the Exercise Price of $[        ],(9) and hereby
agrees to make payment of $[        ](10) by wire transfer by 12:00 p.m.,
Eastern Standard Time, on [        ](11) to an account designated by Stanford
all in accordance with Section 3 of the Warrant. Chevron requests that a certificate representing such securities and payment for fractional shares, if
any, be delivered to Chevron at [        ].(12)

                                                   CHEVRONTEXACO CORPORATION


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

-----------
(6)   Warrant to be dated as of the closing of the merger.

(7)   Insert number of Shares.

(8)   This Warrant must be exercised in increments of $100.0 million of Shares.

(9)   Insert Exercise Price, as adjusted.

(10)  Insert dollar amount of Shares purchased.

(11)  Insert Settlement Date.

(12) Insert delivery address for certificate(s) and cash in lieu of fractional shares.

                              NOTICE OF SETTLEMENT

                                                                       EXHIBIT D

                                 WARRANT NOTICE



Stanford, Inc.
1000 Louisiana Street
Suite 6700
Houston, TX 77002

Attention:  Kenneth E. Randolph

Re:  Series B and C Warrants of Stanford, Inc. ("STANFORD")

Ladies and Gentlemen:

Reference is hereby made to the Subscription Agreement, dated November 9, 2001, between ChevronTexaco Corporation ("CHEVRON") and Stanford (the "SUBSCRIPTION AGREEMENT"). Please be advised that Chevron hereby elects to invest $500,000,000 (FIVE HUNDRED MILLION DOLLARS AND NO CENTS) in Stanford subject to the terms and conditions of the Stanford Series C Warrant attached as Exhibit C to the Subscription Agreement. As a result of this election, the last Commitment Date under the Stanford Series B Warrant may be up to 2 years from the date of the consummation of the Merger (as defined in the Subscription Agreement).

                                         Sincerely,

                                         CHEVRONTEXACO CORPORATION



                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title
                                              --------------------------------